Exhibit 10.7

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), is made and entered into as of October 23, 2008, by ADVANCED LIFE SCIENCES, INC., an Illinois corporation (the “Grantor”), in favor of THE LEADERS BANK (in such capacity, the “Lender”).

RECITALS

A.            The Grantor has entered into that certain Amended and Restated Business Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) with Lender, pursuant to which Lender has agreed to make loans to Grantor and/or its affiliates and pursuant to which certain obligations owed to the Lender are secured.

B.            Pursuant to the terms of the Loan Agreement and that certain Amended and Restated Commercial Security Agreement, dated as of even date herewith, by and between the Grantor and the Lender (the “Security Agreement”), Grantor has granted to the Lender a security interest in substantially all the assets of the Grantor, which includes all right, title and interest of the Grantor in, to and under all now owned and hereafter acquired patents, patent applications, patent licenses and all products and proceeds thereof, to secure the payment of all amounts owing by the Grantor under the Loan Agreement.

C.            Pursuant to the terms of the Security Agreement, the Grantor is required to execute and deliver this Agreement to the Lender.

In consideration of the mutual agreements set forth herein and in the Loan Agreement, the Grantor does hereby grant to the Lenders a continuing security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired:

(1)           each patent and patent application, including, without limitation, each patent and patent application referred to in Schedule 1 attached hereto and incorporated herein, together with any reissues, continuations or extensions thereof and all goodwill associated therewith;

(2)           each patent license, including, without limitation, each patent license listed on Schedule 1, together with all goodwill associated therewith;

(3)           all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future infringement of any patent, including, without limitation, any patent referred to in Schedule 1, any patent issued pursuant to a patent application referred to in Schedule 1 and any patent licensed under any patent license listed on Schedule 1, (items 1 through 3 being herein collectively referred to as the “Patent Collateral”).

This security interest is granted in conjunction with the security interests granted to the Lender pursuant to the Loan Agreement and the Security Agreement, and is subject to limitations set forth therein.  The Grantor hereby acknowledges and affirms that the rights and remedies of the Lender with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein, and Grantor represents, warrants and agrees that it is the exclusive owner of the Patent Collateral free of all encumbrances, security interests, liens and interests of third parties whatsoever (except Lender’s security interest and Authorized Security Interests).  Grantor authorizes Lender to file Uniform Commercial Code financing statements, any amendments thereto, and/or a copy of this Agreement to perfect Lender’s security interest with any and all applicable governmental authorities.  Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Loan Agreement.

[Signature Page Follows]

2

The Grantor has caused this Patent Security Agreement to be duly executed by its duly authorized officer thereunto as of the date first set forth above.

GRANTOR:

ADVANCED LIFE SCIENCES, INC.,
an Illinois corporation

By:	/s/ John L. Flavin
John L. Flavin, President

Acknowledged and agreed:

LENDER:

THE LEADERS BANK

By:	/s/ John Prosia
John Prosia, Executive Vice President

[Signature Page to Intellectual Property Security Agreement]

STATE OF ILLINOIS	)
) ss
COUNTY OF DUPAGE )

On this 23rd day of October, 2008, before me personally appeared the person whose signature is set forth above, to me known, who, being duly sworn, did depose and say that he is the above-indicated officer of the Grantor, and which executed the above instrument; and that he signed his name thereto by authority of the board of directors or similar governing of said entity.

/s/ Irene M. Driscoll
Notary Public

[Signature Page to Intellectual Property Security Agreement]

SCHEDULE 1

Patents, Patent Applications and Patent Licenses

Patent Number	Patent Application Number	Date Patent Issued	Date of Patent Application
6,677,350	09/667,131	January 13, 2004	September 21, 2000
6,670,383	10/099,726	December 30, 2003	March 15, 2002
6,605,596	10/057,260	August 12, 2003	October 29, 2001
6,399,654	09/060,839	June 4, 2002	April 15, 1998
6,225,481	09/137,767	May 1, 2001	August 21, 1998
6,175,816	09/443,987	January 16, 2001	November 19, 1999
6,044,212	08/862,840	March 28, 2000	May 23, 1997
n/a	11/728,284	n/a	March 23, 2007
n/a	10/765,582	n/a	January 12, 2004
n/a	10/610,290	n/a	June 30, 2003